                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 1998 appearing on page 11 of Opta Food Ingredients, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



PricewaterhouseCoopers LLP
Boston, Massachusetts
July 24, 1998